EXHIBIT 10(gg)

                             STOCK OPTION AGREEMENT
                             ----------------------

         Section 1. Grant of Option. Guardian International, Inc., a Florida corporation (the "Company"), hereby grants to Richard Ginsburg (the "Optionee") a stock option to purchase (the "Option") the number of shares (the "Shares") of Common Stock, par value $.001 per share (the "Common Stock"), of the Company set forth on Schedule 1, at the option exercise price per share ("Option Exercise Price") set forth on Schedule 1.

         Section 2. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings for purposes of this Agreement:

         (a) "Beneficiary" means the person or persons designated in writing by the Optionee as his beneficiary in respect of this Option or, in the absence of such a designation or if the designated person or persons predecease the Optionee, the person or persons who shall acquire the Optionee's rights in respect of the Option by bequest or inheritance in accordance with the applicable laws of descent and distribution. In order to be effective, the Optionee's designation of a beneficiary must be on file with the Company before the Optionee's death. Any such designation may be revoked and a new designation substituted therefor by the Optionee at any time before his death without the consent of the previously designated beneficiary.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Change of Control" means:

                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by the Company or a Subsidiary, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, or (z) any acquisition by any company with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting

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         power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (ii) Individuals who, as of the date of grant set forth on
         Schedule 1, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual or threatened solicitation of proxies or consents; or

                  (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the


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         combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common
         Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be. The term "the sale or other disposition of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect Subsidiary (including the stock of any direct or indirect Subsidiary) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). The "fair market value of the Company" shall be the aggregate market value of the then Outstanding Company Common Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Outstanding Company Common Stock shall be determined by multiplying the number of shares of Outstanding Company Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Outstanding Company Common Stock for the five trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Outstanding Company Common Stock or by such other method as the Board shall determine is appropriate.

         (d) "Change of Control Price" means the highest price per share paid in any transaction reported on the securities exchange or trading system on which shares of Common Stock are then primarily listed or traded, or paid or offered in any transaction related to a Change of Control of the Company at any time during the preceding 60-day period as determined by the Committee.

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

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         (f) "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Company's stock option plans and stock option agreements, or any subcommittee of either.

         (g) "Common Stock" means the common stock, par value $.001 per share, of the Company.

         (h) "Disability" means the permanent and total disability of the Optionee as defined in Section 22(e)(3) of the Code.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" means, with respect to Shares, the fair market value of such Shares determined by such methods or procedures as shall be established, in good faith, from time to time by the Committee. Unless otherwise determined by the Committee, the fair market value of Shares as of any date shall be the average of the closing bid and asked prices for Shares reported in the OTC Bulletin Board(R), as applicable, for that date or, if no such prices are so reported for that date, the average of such closing bid and asked prices on the immediately preceding date for which such closing prices are so reported. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. If Shares are listed on any other exchange, the fair market value of Shares as of any date shall be the closing sales price on that date of a Share as reported on that exchange as reported in the composite transactions for such day by The Wall Street Journal or, if such Shares were not traded on such date, on the next preceding day on which such Shares were traded.

         (k) "Subsidiary" means any corporation (other than the Company) with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. In addition, any other related entity may be designated by the Board as a Subsidiary, provided such entity could be considered a subsidiary according to generally accepted accounting principles.

         (l) "Termination for Cause" or "Terminate for Cause" means the termination of the Optionee's employment by, or service to, the Company because the Committee determines, in its sole discretion, that (i) the Optionee engaged in one or more acts constituting a felony; (ii) the Optionee willfully engaged in one or more acts involving actual fraud; (iii) the Optionee willfully misappropriated Company assets or willfully engaged in misconduct either of which is materially injurious to the Company or its affiliates; or (iv) the Optionee materially and willfully failed to perform his duties as an employee or in any other capacity. For purposes of this Agreement, the term "willful" means an act done, or omitted to be done, by the Optionee in bad faith, provided that the Optionee knew or reasonably should have known that the act or omission was not in the best interest of the Company.

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         (m) "Termination Without Cause" or "Terminate Without Cause" means that the termination of the Optionee's employment or service occurred for a reason other than Termination for Cause, death or Disability.

         Section 3. Acceptance by Optionee. The exercise of the Option or any portion thereof is conditioned upon acceptance by the Optionee of the terms and conditions of this Agreement, as evidenced by the Optionee's execution of this Agreement and the delivery of an executed copy of this Agreement together with
Schedule 1 to this Agreement to the Company.

         Section 4. Vesting of Option. The Option shall vest and be exercisable in accordance with the vesting schedule set forth in Schedule 1 or upon a Change of Control as described in Section 11, subject to the provisions of Section 7 below. In the event that the Option shall terminate as set forth in Sections 5 and 7 below, the unvested portion of the Option shall be void and shall not be exercisable by the Optionee. Notwithstanding the foregoing, the Optionee shall vest in all Shares subject to the Option in the event of Optionee's death or Disability.

         Section 5. Expiration of the Option. This Option shall expire on the date set forth in Schedule 1 (the "Expiration Date"), unless earlier terminated as set forth in Section 7 below, and may not be exercised after such date.

         Section 6. Conditions to Exercise of Option. Except as otherwise set forth in Section 7 below, the Optionee may exercise this Option or any portion thereof after it has vested and during his lifetime only while he is employed by, or providing services to, the Company or a Subsidiary.

         Section 7. Termination of Employment or Service. The Option shall terminate upon the earlier of (a) its full exercise or (b) the Termination for Cause of the Optionee's employment by, or service to, the Company or a Subsidiary. In the event of the Optionee's Disability or death, the Option or any unexercised, unvested portion thereof may be exercised by the Optionee (or his estate, in the event of the Optionee's death) for up to 12 months after Optionee's death, after which time the Option shall expire. In the event of the Optionee's Termination Without Cause, the unexercised, vested portion of the Option may be exercised by the Optionee for up to three months after the date of the Termination Without Cause, and the unvested portion of the Option shall be void and shall not be exercisable by the Optionee. Notwithstanding anything in this Section 7 to the contrary, in no event may this Option be exercised following the Expiration Date.

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         Section 8. Procedure for Exercise. The Option may be exercised for the number of Shares specified in a written notice delivered to the Company at least 10 days prior to the date on which purchase is requested, accompanied by full payment in cash, or, with the consent of the Committee, in Common Stock or by a promissory note payable to the order of the Company which is acceptable to the Committee. Such payment may, with the written consent of the Committee, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid Option Exercise Price. In the discretion of and subject to the conditions as may be established by the Committee, payment of the Option Exercise Price may also be made by the Company retaining from the Shares to be delivered upon exercise of the Option, or portion thereof, that number of Shares having a Fair Market Value on the date of exercise equal to the Option Exercise Price of the number of Shares with respect to which the Optionee exercises the Option, or portion thereof. Such payment may also be made in such other manner as the Committee determines is appropriate, in its sole discretion, subject to the restrictions set forth in this Agreement. If upon exercise of all or a portion of the Option there shall be payable by the Company or a Subsidiary any amount for income tax withholding, then, at the Company's option and as a condition to such exercise, either (a) the Company shall reduce the number of Shares to be issued to the Optionee by a number of Shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the amount of such income tax withholding or (b) the Optionee shall pay such amount to the Company or its Subsidiary, as applicable. If any applicable law requires the Company to take any action with respect to the Shares specified in the written notice of exercise, or if any action remains to be taken under the Articles of Incorporation or Bylaws of the Company, as in effect at the time, to effect due issuance of the Shares, then the Company shall take such action and the day for delivery of such Shares shall be extended for the period necessary to take such action.

         Section 9. Exchange Provisions. The Committee may at any time offer to exchange or buy out the Option for a payment in cash, Shares, other options or other property based on such terms and conditions as the Committee shall determine and communicate to the Optionee in writing at the time that such offer is made.

         Section 10.  General Restrictions Applicable to this Option.

         (a) Limits on Transfer of Options; Beneficiaries. The Option shall not be transferable or assignable by the Optionee other than by will or by the laws of descent and distribution (except to the Company or its Subsidiary under the terms of this Agreement), and the Option shall be exercisable during the Optionee's lifetime only by the Optionee. No right or interest of the Optionee in the Option shall be pledged, encumbered or hypothecated to or in favor of any party (other than the Company or a Subsidiary), or shall be subject to any lien, obligation or liability of the Optionee to any party (other than the Company or a Subsidiary); provided, however, that the Optionee may, in the manner established by the Committee, designate a Beneficiary or Beneficiaries to exercise the rights of the Optionee, and to receive any distribution, with respect to the Option, upon the death of the Optionee. A Beneficiary, guardian,

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

legal representative, or other person claiming any rights under this Agreement from or through the Optionee shall be subject to all terms and conditions of this Agreement.

         (b) Registration. The Company shall not be obligated to deliver any Shares with respect to the Option in a transaction subject to regulatory approval, registration or any other applicable requirement of federal or state law, until such laws, regulations and contractual obligations of the Company have been complied with in full.

         (c) Share Certificates. All certificates for Shares delivered pursuant to the exercise of the Option shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws and rules and regulations promulgated thereunder. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares. In addition, during any period in which the Option or Shares are subject to restrictions under the terms of this Agreement, or during any period during which delivery or receipt of Shares has been deferred by the Committee or the Optionee, the Committee may require the Optionee to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to this Agreement shall remain in the physical custody of the Company or such other person or entity as the Committee may designate.

         Section 11. Change of Control. As determined in its sole discretion by the Committee in writing at any time after the grant of the Option and prior to a Change of Control, in the event of a Change of Control and on the conditions described in this Section, (a) Optionee's outstanding Option may be canceled, and Optionee shall be paid in cash the Change of Control Price less the Option Exercise Price multiplied by the number of shares which may be purchased under the outstanding Option; (b) or any outstanding portion of the Option held by Optionee may be immediately vested and exercisable and remain exercisable by the Optionee as set forth in Schedule 1; or (c) the Committee may offer to exchange the Option for a payment in Shares, other options or other property based on such terms and conditions as the Committee shall determine and communicate in writing to the Optionee.

         Section 12. Adjustment Provisions. In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spinoff, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of the Optionee under this Agreement, then the Committee shall, in such manner as it may deem

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equitable, adjust any or all of (a) the number and kind of Shares which may thereafter be issued in connection with the Option, and (b) the Option Exercise Price or, if deemed appropriate, make provision for a cash payment with respect to this Option.

         Section 13. Miscellaneous.

         (a) Changes to Options. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, this Agreement; provided, however, that, without the consent of the Optionee, no such amendment, alteration, suspension, discontinuation or termination of this Option may impair the rights of Optionee under this Option.

         (b) No Shareholder Rights. The Option shall not confer on Optionee any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Optionee in accordance with the terms of this Agreement.

         (c) Unfunded Status of Options. The Option is intended to constitute an "unfunded" Option for incentive compensation. With respect to any payments not yet made to the Optionee pursuant to this Agreement, nothing contained in this Agreement shall give the Optionee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under this Agreement to deliver cash, Shares, other options or other property pursuant to this Agreement, which trusts or other arrangements shall be consistent with the "unfunded" status of the Option unless the Committee determines otherwise with the written consent of the Optionee.

         (d) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Agreement. The Committee shall determine whether cash, other options or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

         (e) Compliance With Applicable Law; Governing Law. The validity, construction and effect of this Agreement and the issuance of the Shares pursuant to the exercise of the Option, are subject to compliance with all applicable laws including, without limitation, laws governing withholding from employees and nonresident aliens for income tax purposes. This Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

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         (f) No Obligations to Exercise Options. The granting of the Option shall impose no obligation upon the Optionee to exercise the Option.

         (g) No Right to Employment or Service. Nothing contained in this Agreement, nor any action taken by the Committee, shall confer upon the Optionee any right with respect to continuation of employment by, or service to, the Company or a Subsidiary as an employee or in any other capacity nor interfere in any way with the right of the Company or a Subsidiary to Terminate the Optionee's employment or service at any time for Cause or Without Cause.

         (h) Representations as to Purchase of Shares. As a condition of the Company's obligation to issue Shares upon exercise of the Option, if requested by the Company, the Optionee shall, concurrently with the delivery of the stock certificate representing the Shares so purchased, give such written assurances to the Company, in the form and substance that its counsel reasonably requests, to the effect that the Optionee is acquiring the Shares for investment and without any present intention of reselling or redistributing the same in violation of any applicable law, and the Company shall have the right to endorse the certificate representing the Shares with an appropriate restrictive legend as to compliance with such law. In the event that the Company registers the Shares under the Securities Act of 1933, as amended, and any applicable state laws, the issuance of such Shares shall not be subject to the restrictions contained in this Section 13(h).

         (i) Binding Agreement. This Agreement shall be binding upon and inure to the benefit of all successors of the Company. This Agreement may not be amended without the express written consent of both parties hereto.


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         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date of grant set forth in Schedule 1.

                                        GUARDIAN INTERNATIONAL, INC.


                                        By:  /s/ DARIUS G. NEVIN
                                             -------------------
                                             Darius G. Nevin, Vice President and
                                             Chief Financial Officer









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

                                   Schedule 1

                             Stock Option Agreement

Name of Optionee:                           Richard Ginsburg

Number of Shares:                           100,000 (one hundred thousand) shares of Common Stock

Option Exercise Price Per Share:            $0.84

Date of Grant:                              October 15, 1997,

Expiration Date:                            October 15, 2007,

Vesting Schedule:                           20,000 shares of Common Stock: October 15, 1997,
                                            20,000 shares of Common Stock: October 15, 1998,
                                            20,000 shares of Common Stock: October 15, 1999,
                                            20,000 shares of Common Stock: October 15, 2000, and
                                            20,000 shares of Common Stock: October 15, 2001.

In the event of a conflict in any of the terms of this Agreement with the terms of Optionee's employment agreement, if any, the terms of the employment agreement shall govern.

The undersigned agrees to the terms and conditions of the Stock Option Agreement of which this Schedule 1 is a part.

Date Accepted:  December 22, 1999
                -----------------

By: /s/RICHARD GINSBURG
    -------------------

Name:  Richard Ginsburg